UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2018

EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On June 19, 2018, EWT Holdings III Corp. (“EWT III”), an indirect wholly-owned subsidiary of Evoqua Water Technologies Corp. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) by and among ProAct Services Corporation (“ProAct”), the equity holders of ProAct, Hammond, Kennedy, Whitney & Company, Inc. (solely in its capacity as the Sellers’ Representative under the Agreement) and EWT III, pursuant to which EWT III agreed to purchase all of the issued and outstanding equity securities of ProAct (the “Transaction”). The aggregate purchase price payable under the Agreement is $132 million, payable in cash at closing of the Transaction, subject to customary adjustments, including for working capital. The Transaction is subject to customary closing conditions, including review by the Department of Justice and the Federal Trade Commission in accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company intends to finance the Transaction using an incremental $150 million term loan under its First Lien Credit Agreement, dated January 15, 2014, as amended. The foregoing description of the Agreement and the incremental term loan are qualified entirely by reference to the relevant documents, copies of which will be filed as exhibits to one of the Company’s subsequent filings under the Securities Exchange Act of 1934, as amended.
Item 7.01. Regulation FD Disclosure.
On June 20, 2018, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s execution of the Agreement.
The slide presentation furnished as Exhibit 99.2 hereto and incorporated herein by reference may be used by the Company in various presentations to investors and analysts in connection with the Transaction.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Evoqua Water Technologies Corp. dated June 20, 2018
99.2	Overview of Pending ProAct Acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2018		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer